STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	5
Beginning Date of Accrual Period	20-Sep-01
End Date of Accrual Period	21-Oct-01
Distribution Date	22-Oct-01
Previous Distribution Date	20-Sep-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	25,645,413.87
Principal Collections	19,536,423.71
Interest Collections	6,108,990.16
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	25,645,413.87
Servicing Fee	300,135.43
Interest Paid to Certificates	1,873,620.53
Principal Paid to Certificates	23,471,657.91
Overcollateralization Release Amount	0.00
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	720,325,027.44
Principal Collections (including repurchases)	19,536,423.71
Charge off Amount	0.00
End Principal Balance	700,788,603.73

Collateral Performance
Cash Yield (% of beginning balance)	10.18%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	10.18%

Delinquent Loans
30-59 days principal balance of loan	13,803,537.28
30-59 days number of loans	178
60-89 days principal balance of loan	3,154,181.88
60-89 days number of loans	35
90+ days principal balance of loan	5,513,764.55
90+ days number of loans	58

Loan Detail
Number Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Principal Balance Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	8,367
Number of HEL outstanding (EOP)	8,179
Book value of real estate acquired through foreclosure/grant of deed	-
Number of Loans that went into REO	1
Principal Balance of Loans that went into REO	81,612.06

Overcollateralization
Begin OC Amount	97,107,917.67
OC Release Amount	0.00
Extra Principal Distribution	3,935,234.20
End OC Amount	101,043,151.87

Target OC Amount	131,400,401.25
Interim OC Amount	97,107,917.67
Interim OC Deficiency	34,292,483.58

Monthly Excess Cashflow	3,935,234.20

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	83.68%

Interest Calculations
1 month LIBOR	3.05750%
Class A Formula Rate (1 mo Libor plus 29bps)	3.34750%
Class A Pass-Through Rate	3.34750%
Class M Formula Rate (1 mo Libor plus 55bps)	3.60750%
Class M Pass-Through Rate	3.60750%
Available Funds Cap	11.19390%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.335378
2. Principal Distribution per $1,000	32.748046
3. Interest Distribution per $1,000	2.587333

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	3.35%
2. Days in Accrual Period	32

3. Class A Interest Due	1,607,173.42
4. Class A Interest Paid	1,607,173.42

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	540,125,495.13
2. Class A Principal Due	20,342,103.52
3. Class A Principal Paid	20,342,103.52
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	519,783,391.61

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.8367812
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.7417121

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.537898
2. Principal Distribution per $1,000	32.749627
3. Interest Distribution per $1,000	2.788270

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	3.608%
2. Days in Accrual Period	32

3. Class M Interest Due	266,447.11
4. Class M Interest Paid	266,447.11

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	83,091,614.64
2. Class M Principal Due	3,129,554.39
3. Class M Principal Paid	3,129,554.39
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	79,962,060.25

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.8367733
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.1141030